FOR IMMEDIATE RELEASE

CONTACTS:                                           James G. Rakes, Chairman, President & CEO (540) 951-6236
jrakes@nbbank.com
David K. Skeens, Treasurer (540) 951-6347
dskeens@nbbank.com

NATIONAL BANKSHARES, INC. POSTS 15% INCREASE
IN FIRST HALF EARNINGS

BLACKSBURG, VA, JULY 15, 2010:  National Bankshares, Inc. (NASDAQ Capital Market: NKSH) announced second quarter net income of nearly $4.0 million. This is a 19.03% increase over the nearly $3.36 million reported at June 30, 2009.  For the six months ended June 30, 2010, the Company posted record net income of nearly $7.77 million, up by 15.14% over the record $6.74 million earned in the first six months last year.  This translates to basic net income per share of $0.58 and $1.12 for the second quarter and the first six months of 2010, respectively.  In 2009, basic net income per share was $0.48 for the second quarter and $0.97 for the first half of the year.  Total loans of nearly $583.93 million at June 30, 2010 were slightly higher than the $577.23 million reported on June 30, 2009, but were slightly lower than the $591.01 million at December 31, 2009.  At June 30, 2010, the Company had total assets of $994.88 million.  This compares with $984.76 million at June 30, 2009 and $982.37 million on December 31, 2009.  National Bankshares, Inc. had a return on average assets of 1.60% and a return on average equity of 12.41% for the six months ended June 30, 2010.

James G. Rakes, National Bankshares, Inc.’s Chairman, President and CEO, commented, “The stable interest rate environment during the first half of the year has helped us maintain a healthy net interest margin, which was 4.55% for the six months ended June 30.  This, together with our ongoing emphasis on limiting controllable expenses, helped to generate nice earnings for the first half of 2010.  We are working with some loan customers who are facing challenges in this struggling economy, and our subsidiary bank is dealing with a higher level of nonperforming loans.  Fortunately however, nonperforming loan totals remain below those reported by our peers.  We are looking forward to the day when the economic recovery arrives on the Main Streets of our trade area.”

National Bankshares, Inc. is a financial holding company with headquarters in Blacksburg, Virginia.  It is the parent company of the National Bank of Blacksburg, which does business as National Bank from 25 offices throughout Southwest Virginia, and of National Bankshares Financial Services, Inc., an insurance and investments subsidiary in the same market.  National Bankshares’ stock is traded on the NASDAQ Capital Market under the symbol “NKSH”.  Additional information is available at www.nationalbankshares.com.

Forward-Looking Statements
Certain statements in this press release may be “forward-looking statements.”  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results that are not statements of historical fact and that involve significant risks and uncertainties.  Although the Company believes that its expectations with regard to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual Company results will not differ materially from any future results implied by the forward-looking statements.  Actual results may be materially different from past or anticipated results because of many factors, some of which may include changes in economic conditions, the interest rate environment, legislative and regulatory requirements, new products, competition, changes in the stock and bond markets and technology.  The Company does not update any forward-looking statements that it may make.

101 Hubbard Street / Blacksburg, Virginia 24060
P.O. Box 90002 / Blacksburg, Virginia 24062-9002
540 951-6300 / 800 552-4123
www.nationalbankshares.com

National Bankshares, Inc. and Subsidiaries
Consolidated Balance Sheet

($ in thousands)	(Unaudited)		(Audited)
Assets	June 30, 2010	June 30, 2009	December 31, 2009
Cash and due from banks	$12,609	$15,039	$12,894
Interest-bearing deposits	53,311	37,692	32,730
Federal funds sold	---	---	---
Securities available for sale	161,691	169,768	168,041
Securities held to maturity	132,893	136,515	129,376
Total securities	294,584	306,283	297,417
Mortgage loans held for sale	2,191	1,490	126
Loans:
Real estate construction loans	48,604	49,489	45,625
Real estate mortgage loans	173,724	165,309	165,542
Commercial and industrial loans	270,897	260,191	283,998
Consumer loans	90,702	102,237	95,844
Total loans	583,927	577,226	591,009
Less: unearned income and deferred fees	(1,002)	(1,090)	(1,062)
Loans, net of unearned income and deferred fees	582,925	576,136	589,947
Less: allowance for loan losses	(7,553)	(6,284)	(6,926)
Loans, net	575,372	569,852	583,021
Bank premises and equipment, net	10,721	10,874	10,628
Accrued interest receivable	6,023	6,518	6,250
Other real estate owned	3,170	1,869	2,126
Intangible assets	12,084	13,168	12,626
Other assets	24,810	21,977	24,549
Total assets	$994,875	$984,762	$982,367

Liabilities and Stockholders' Equity
Noninterest-bearing deposits	$125,694	$117,194	$122,549
Interest-bearing demand deposits	324,038	286,065	310,629
Savings deposits	58,399	48,998	51,622
Time deposits	351,206	409,605	367,312
Total deposits	859,337	861,862	852,112
Other borrowed funds	---	49	---
Accrued interest payable	356	558	336
Other liabilities	7,357	7,314	7,843
Total liabilities	867,050	869,783	860,291

Stockholders' Equity:
Preferred stock of no par value. Authorized 5,000,000 shares; none issued and outstanding	---	---	---
Common stock of $1.25 par value. Authorized 10,000,000 shares; issued and outstanding 6,933,474 shares at June 30, 2010, 6,933,474 shares at June 30, 2009 and 6,933,474 shares at December 31, 2009	8,667	8,667	8,667
Retained earnings	118,615	109,307	113,901
Accumulated comprehensive income (loss)	543	(2,995)	(492)
Total stockholders' equity	127,825	114,979	122,076
Total liabilities and stockholders' equity	$994,875	$984,762	$982,367

National Bankshares, Inc. and Subsidiaries
Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
($ in thousands, except for per share data)
Interest Income
Interest and fees on loans	$9,260	$9,392	$18,436	$18,854
Interest on federal funds	---	---	---	---
Interest on interest-bearing deposits	30	26	49	50
Interest on securities – taxable	1,466	1,605	2,909	3,166
Interest on securities – nontaxable	1,591	1,688	3,193	3,219
Total interest income	12,347	12,711	24,587	25,289

Interest Expense
Interest on time deposits	894	1,493	1,840	2,984
Interest on other deposits	1,956	2,781	3,989	5,701
Interest on borrowed funds	---	---	---	1
Total interest expense	2,850	4,274	5,829	8,686
Net interest income	9,497	8,437	18,758	16,603
Provision for loan losses	852	278	1,499	648
Net interest income after provision for loan losses	8,645	8,159	17,259	15,955

Noninterest Income
Service charges on deposit accounts	772	837	1,486	1,641
Other service charges and fees	54	83	101	156
Credit card fees	760	712	1,426	1,337
Trust income	261	261	530	537
Bank-owned life insurance	176	172	361	353
Other income	89	117	193	185
Realized securities gains (losses), net	11	(10)	(3)	70
Total noninterest income	2,123	2,172	4,094	4,279

Noninterest Expense
Salaries and employee benefits	2,654	2,794	5,510	5,625
Occupancy and furniture and fixtures	477	425	968	894
Data processing and ATM	349	314	706	636
FDIC assessment	269	885	532	1,006
Credit card processing	584	538	1,092	1,001
Intangibles and goodwill amortization	271	273	542	551
Net costs of other real estate owned	27	11	60	71
Franchise taxes	242	273	481	445
Other operating expenses	824	667	1,590	1,581
Total noninterest expense	5,697	6,180	11,481	11,810
Income before income tax expense	5,071	4,151	9,872	8,424
Income tax expense	1,075	794	2,107	1,680
Net income	$3,996	$3,357	$7,765	$6,744

Basic net income per share	$0.58	$0.48	$1.12	$0.97
Fully diluted net income per share	$0.58	$0.48	$1.12	$0.97
Weighted average outstanding number of common shares
Basic	6,933,474	6,932,023	6,933,474	6,930,756
Diluted	6,946,650	6,945,161	6,949,731	6,940,011
Dividends declared per share	$0.44	$0.41	$0.44	$0.41
Dividend payout ratio	---	---	39.29	42.16
Book value per share	---	---	$18.44	$16.58

Key Ratios and Other Data
(Unaudited)

($ in thousands)	Three Months Ended		Six Months Ended
Average Balances	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Cash and due from banks	$11,981	$12,135	$11,766	$11,798
Interest-bearing deposits	51,716	40,997	43,167	41,234
Securities available for sale	162,030	169,328	162,730	165,070
Securities held to maturity	128,068	134,425	126,765	130,093
Mortgage loans held for sale	996	971	806	1,031
Gross loans	588,103	578,239	588,737	576,253
Loans, net	579,778	570,964	580,533	569,087
Intangible assets	12,240	13,324	12,375	13,462
Total assets	989,598	981,514	980,852	971,224
Total deposits	853,800	866,533	846,292	849,456
Other borrowings	---	50	---	52
Stockholders' equity	127,713	114,981	126,128	114,050
Interest-earning assets	929,888	922,876	921,194	912,589
Interest-bearing liabilities	729,198	745,704	726,169	738,374

Financial ratios
Return on average assets	1.62%	1.37%	1.60%	1.40%
Return on average equity	12.55%	11.71%	12.41%	11.92%
Net interest margin	4.53%	4.10%	4.55%	4.09%
Net interest income – fully taxable equivalent	$10,466	$9,432	$20,707	$18,509
Efficiency ratio	45.29%	53.79%	46.29%	51.83%
Average equity to average assets	12.91%	11.71%	12.86%	11.74%

Allowance for loan losses
Beginning balance	$7,141	$6,118	$6,926	$5,858
Provision for losses	852	278	1,499	648
Charge-offs	(515)	(131)	(971)	(254)
Recoveries	75	19	99	32
Ending balance	$7,553	$6,284	$7,553	$6,284

Asset Quality Data
(Unaudited)

($ in thousands)
Nonperforming assets	June 30, 2010	June 30, 2009
Nonaccrual loans	$7,167	$2,729
Restructured loans	---	---
Total nonperforming loans	7,167	2,729
Other real estate owned	3,170	1,869
Total nonperforming assets	$10,337	$4,598
Loans 90 days or more past due	$389	$1,764

Asset Quality Ratios
Nonperforming assets to loans net of unearned income and deferred fees, plus other real estate owned	1.76%	0.47%
Allowance for loan losses to total loans	1.30%	1.09%
Allowance for loan losses to nonperforming loans	105.39%	230.27%
Loans past due 90 days or more to loans net of unearned income and deferred fees	0.07%	0.31%